                                                                      EXHIBIT 99

 Chrysler Financial                                                                            Distribution Date:            12/6/01
 DaimlerChrysler Auto Trust 2001-A Monthly Servicer's Certificate (HG)                                                   Page 1 of 2
------------------------------------------------------------------------------------------------------------------------------------

       Payment Determination Statement Number                                        9.00
       Distribution Date                                                          12/6/01

       DATES COVERED                                              FROM AND INCLUDING                   TO AND INCLUDING
      ---------------                                             -------------------                  ----------------
            Collections Period                                                    11/1/01                            11/30/01
            Accrual Period                                                        11/6/01                             12/5/01
            30/360 Days                                                                30
            Actual/360 Days                                                            30


                                                                       NUMBER OF
       COLLATERAL POOL BALANCE DATA                                    ACCOUNTS                            $ AMOUNT
       ----------------------------                                    --------                            --------

       Pool Balance - Beginning of Period                                         112,552                    1,528,685,177.32
       Collections of Installment Principal                                                                     35,296,040.29
       Collections Attributable to Full Payoffs                                                                 17,798,464.59
       Principal Amount of Repurchases                                                                                      -
       Principal Amount of Gross Losses                                        10,272,274                        2,562,253.34
                                                                                                  ----------------------------

       Pool Balance - End of Period                                               110,891                    1,473,028,419.10
                                                                                                  ============================



       POOL STATISTICS                                                                                   END OF PERIOD
       ---------------                                                                            ----------------------------

       Initial Pool Balance (Pool Balance at the Purchase Date)                                              1,974,999,135.90
       Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                   0.75

       Ending O/C Amount                                                                                        90,738,550.80
       Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                            1.07

       CUMULATIVE NET LOSSES                                                 3,350,566.83                        4,324,772.39
      -----------------------
       Net Loss Ratio (3 mo. Weighted Avg.)                                                                              0.01
       Cumulative Recovery Ratio                                                                                         0.66
       60+ Days Delinquency Amount                                                                               6,133,152.42
       Delinquency Ratio (3 mo. Weighted Avg.)                                                                           0.00

       Weighted Average APR                                                                                              0.07
       Weighted Average Remaining Term (months)                                                                         43.67
       Weighted Average Seasoning (months)                                                                              13.63

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

 Chrysler Financial                                                                              Distribution Date:          12/6/01
 DAIMLERCHRYSLER AUTO TRUST 2001-A MONTHLY SERVICER'S CERTIFICATE (HG)                                                   PAGE 2 OF 2
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Cash Sources
     Collections of Installment Principal               35,296,040.29
     Collections Attributable to Full Payoffs           17,798,464.59
     Principal Amount of Repurchases                                -    O/C Release          (Prospectus pg S16)
     Recoveries on Loss Accounts        6,921,706.68     1,588,047.78    POOL BALANCE                              1,473,028,419.10
                                                                         -------------
     Collections of Interest                             8,139,333.62    Yield Supplement O/C Amount                 (33,143,139.62)
     Investment Earnings                                   107,594.28    Adjusted Pool Balance                     1,439,885,279.48
     Reserve Account                                     4,651,165.00
     Total Sources                                      67,580,645.56    Total Securities                          1,382,289,868.30
                                                       ---------------                                             -----------------

                                                       ===============                                             =================
                                                                         Adjusted O/C Amount                          57,595,411.18
Cash Uses
     Servicer Fee                                        1,273,904.31    O/C Release Threshold                        57,595,411.18
     Note Interest                                       5,875,315.49
     Reserve Fund                                        4,651,165.00    O/C Release Period?  (A1 Notes Matured) Yes
     O/C Release to Seller                               3,913,650.32
     Note Principal                                     51,866,610.44    O/C Release                                   3,913,650.32
     Total Cash Uses                                    67,580,645.56
                                                       ---------------

                                                       ===============

Administrative Payment
TOTAL PRINCIPAL AND INTEREST SOURCES                    67,580,645.56
-------------------------------------
Investment Earnings in Trust Account                      (107,594.28)
Daily Collections Remitted                             (56,474,619.26)
Cash Reserve in Trust Account                           (4,651,165.00)
Servicer Fee (withheld)                                 (1,273,904.31)
O/C Release to Seller                                   (3,913,650.32)
                                                       ---------------
     PAYMENT DUE TO/(FROM) TRUST ACCOUNT                 1,159,712.39
                                                       ===============

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
                                           Beginning          Ending          Principal      Principal per  Interest
                                            Balance           Balance           Payment       $1000 Face     Payment
                                        ----------------- ----------------------------------------------------------------
NOTES & CERTIFICATES
Class A-1  300,000,000.00  @   5.095%                  -                 -                -        -                  -
Class A-2  790,000,000.00  @   4.98%      663,690,478.74    611,823,868.30    51,866,610.44    65.65       2,754,315.49
Class A-3  370,000,000.00  @   5.16%      370,000,000.00    370,000,000.00                -        -       1,591,000.00
Class A-4  340,000,000.00  @   5.40%      340,000,000.00    340,000,000.00                -        -       1,530,000.00
Certificates                               60,466,000.00     60,466,000.00                -        -                  -
                                        ----------------- ----------------------------------              --------------
    Total Securities                    1,434,156,478.74  1,382,289,868.30    51,866,610.44                5,875,315.49
                                        ================= ==================================              ==============


                                                       Interest per
                                                         $1000 Face            Original
                                                       ----------------------------------
NOTES & CERTIFICATES
--------------------
Class A-1  300,000,000.00  @   5.095%                              -          300,000,000.00
Class A-2  790,000,000.00  @   4.98%                            3.49          790,000,000.00
Class A-3  370,000,000.00  @   5.16%                            4.30          370,000,000.00
Class A-4  340,000,000.00  @   5.40%                            4.50          340,000,000.00
Certificates                                                                   60,466,000.00
                                                                        ---------------------
    Total Securities                                                        1,860,466,000.00
                                                                        =====================

* Class A-1 Interest is computed on an Actual/360 Basis. Days in current period   30
                                                                                --------
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